SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through April 21, 2023, the date that the consolidated financial statements were available for issuance.

On January 3, 2023, the Company entered into a promissory note with Freight Opportunities LLC pursuant to which the Company issued notes in the aggregate principal amount of $6,593,407 discounted by $593,407 for net proceeds of $6,000,000. The note will be funded in three tranches. The first tranche was on January 4, 2023, in which the Company received $1,650,000 in cash. The second tranche was on January 27, 2023, in which the Company received $1,100,000 in cash. The third tranche was on February 6, 2023, in which the Company received $1,000,000 in cash. The promissory note matures on January 3, 2029 and interest will accrue at different rates, depending on whether the interest is settled in ordinary shares or cash. If settled in cash, the rate is equal to the to the greater of (i) the Prime Rate plus four percent (4%) per annum, or (ii) nine percent (9%). If payments are made in ordinary shares, interest is set at a rate equal to the greater of (i) the Prime Rate plus six percent (6%) per annum, or (ii) nine percent (9%).

On March 24, 2023, the Company amended its MAA to effect a ten for one reverse stock split. All ordinary shares and per ordinary share information in these consolidated financial statements has been retroactively adjusted to reflect this reverse stock split. All classes of preferred shares were not subject to this reverse stock split prior to conversion to ordinary shares. The ordinary shares to which the preferred shares are convertible to, are adjusted accordingly upon conversion of the preferred shares.